497(c) Filing

333-70801

AIG ANNUITY LIFE INSURANCE COMPANY

A.G. SEPARATE ACCOUNT A

SUPPLEMENT DATED DECEMBER 10, 2004

VARIABLE ANNUITY CONTRACT PROSPECTUSES

On November 23, 2004, American International Group, Inc. ("AIG"), the parent company and affiliated person of AIG Annuity Life Insurance Company ("AIG Annuity") and American General Distributors, Inc. ("AGDI"), respectively, the depositor and principal underwriter and distributor for A.G. Separate Account A, consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (the "SEC"). In its complaint, the SEC alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (the "Securities Act") and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies. The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered against it on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws. Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Certain affiliated persons of AIG, including AIG Annuity and AGDI, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management affiliates, to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the variable annuity contracts and underlying funds in which you are invested. AIG Annuity and AGDI expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

Additionally, AIG and AIG Financial Products Corp. ("AIG-FP"), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (the "DOJ"). The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements. As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

AIG Annuity believes that the disgorgement and penalties are not likely to have a material adverse effect on its separate account, nor does AGDI believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the contracts sold.